[Henderson
Global Investors]















                                                                      Prospectus


                                                              September 30, 2004





Daily Assets Cash Fund
         B Shares
         C Shares







As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Daily Assets Cash Fund

Prospectus

                                                              September 30, 2004



                                                                        B Shares
                                                                        C Shares

This Prospectus contains important information about the investment objective, strategies and risks of the Daily Assets Cash Fund (the "Fund") that you should know before you invest in it. Please read it carefully and keep it with your investment records. The Fund's investment objective is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund is a separate series of Monarch Funds.

TABLE OF CONTENTS

FUND

SUMMARY........................................................................5
Investment Objective...........................................................5
Principal Investment Strategies................................................5
Principal Risks of Investing in the Fund.......................................6
PERFORMANCE INFORMATION........................................................7
FEES AND EXPENSES SUMMARY......................................................8
Shareholder Fees...............................................................8
Annual Fund Operating Expenses.................................................8
Example of Expenses............................................................9
MANAGEMENT OF THE FUND........................................................10
The Adviser...................................................................10
Other Service Providers.......................................................10
Fund Expenses.................................................................10
DESCRIPTION OF SHARE CLASSES..................................................11
Applicable Sales Charge- B Shares.............................................12
Applicable Sales Charge- C Shares.............................................12
Contingent Deferred Sales Charge..............................................12
Distribution and Service Fees.................................................14
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES...................................15
General Information...........................................................15
How to Purchase Shares........................................................16
Opening Your Account..........................................................16
Adding to Your Account........................................................17
How to Exchange Shares........................................................17
How to Redeem Shares..........................................................18
Other Considerations..........................................................19
INVESTOR SERVICES AND PROGRAMS................................................22
Distribution Options..........................................................22
Purchase and Redemption Programs..............................................22
OTHER INFORMATION.............................................................24
Additional Investment Policies................................................24
Distributions.................................................................24
Undeliverable Distributions...................................................24
Tax Considerations............................................................24
Provision of Annual and Semi-Annual Reports and Prospectuses..................25
FINANCIAL HIGHLIGHTS..........................................................26

See Back Cover for Additional Information

FUND SUMMARY

DEFINITIONS [Left Hand Column]

MONEY MARKET SECURITY means a high credit quality, short-term, U.S. dollar denominated debt security.

GOVERNMENT SECURITY means a security that is issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENT means a transaction in which securities are purchased and simultaneously committed to be resold to another party at an agreed-upon date and at a price reflecting a market rate of interest.


This Prospectus offers B Shares and C Shares of Daily Assets Cash Fund (the "Fund"). Each share class has a $500 minimum initial investment.B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares and C Shares directly.


INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable net asset value of $1.00 per share by:

     o    Investing in a diversified portfolio of Money Market Securities

     o    Investing in securities with remaining maturities of 397 days or less

     o Maintaining a dollar weighted average maturity of its investments of 90 days or less

The Fund invests primarily in a broad spectrum of Money Market Securities including:

     o Securities issued by financial institutions, such as certificates of deposit, bankers' acceptances and time deposits

     o    Securities issued by domestic companies, such as commercial paper

     o    Government Securities

     o    Repurchase Agreements

These investments may also include debt and mortgage backed securities issued by government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

The investment adviser for the Fund (the "Adviser") continuously monitors economic factors such as interest rate outlooks and technical factors such as prevailing interest rates and Federal Reserve policy to determine an appropriate maturity profile for the

Fund's investments. The Adviser searches for securities that satisfy the maturity profile of the Fund and that provide the greatest potential return relative to the risk of the security.

The Adviser may sell a security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the Fund

     o The security subsequently fails to meet the Adviser's investment criteria

     o    Funds are needed for another purpose

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

The principal risks of the Fund's investments are listed below. These risks can result in a decrease in the value of a security or all the securities owned by the Fund and, therefore, cause a change in the Fund's $1.00 per share value. These risks also can result in lower investment performance.

INTEREST RATE RISK Interest rates affect the value of the Fund's investments. Increases in interest rates may cause a decline in the value of the Fund's investments. In addition, those increases may cause the Fund's investment performance to underperform currently available investments.

CREDIT RISK The value of a security held by the Fund may decline if the security's credit rating is downgraded or its credit quality otherwise falls. In the worst case, an issuer of a security or a Repurchase Agreement counterparty may default or otherwise be unable to make timely payments of interest or principal. Not all Government Securities are supported by the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage
Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the United States Treasury.

MANAGEMENT RISK As with all mutual funds, the securities selected by the Adviser may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund. MARKET RISK The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

PERFORMANCE INFORMATION

The following chart and table provides some indication of the risks of investing in the Fund's Investor Shares, which are not offered in this prospectus, by showing changes in performance and investment returns from year to year and how the investment returns compare to a broad measure of market performance. The Fund's B and C Shares are not included in the chart and table because these classes have not been in operation for a full calendar year. The performance of Investor Shares does not reflect the annual operating expenses for the B and C Shares, which are higher than those of Investor Shares. B Shares and C Shares would have lower annual returns than those of the Investor Shares because B and C Shares charge higher distribution fees than Investor Shares. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total returns for each full calendar year that the Fund's Investor Shares have operated. The table shows the best and worst quarterly returns during these periods.

DAILY ASSETS CASH FUND (INVESTOR SHARES)

[EDGAR REPRESENTATION OF TABLE

YEAR ENDED DECEMBER 31,
1996  4.78%
1997  4.90%
1998  4.87%
1999  4.49%
2000  5.75%
2001  3.55%
2002  1.07%
2003  0.44%]

Best Quarter:     1.49% (quarter ended 12/31/00)

Worst Quarter:    0.08% (quarter ended 12/31/03)


The calendar year-to-date total return as of June 30, 2004 was 0.12%.

DAILY ASSETS CASH FUND (INVESTOR SHARES)


The following table lists the average annual total returns of the Fund's Investor Shares for the periods ended December 31, 2003. Investor Shares are not offered in this prospectus.

--------------------------------------------------------------------------------
                         ONE YEAR          FIVE YEARS         SINCE INCEPTION(1)
DAILY ASSETS CASH FUND      0.44%             3.04%                  3.82%
--------------------------------------------------------------------------------

     (1)  Fund commenced operations on June 16, 1995.

To obtain current yield information, call toll-free 866.343.6337.

FEES AND EXPENSES SUMMARY


The following tables describe the various fees and expenses that you will pay if you invest in B Shares or C Shares of the Fund. Expenses are stated as a percentage of the Fund's average net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(A)

---------------------------------------------------------------------------------------------
                                                          B SHARES          C SHARES
---------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases (as a    None              None
percentage of the Offering Price)
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on           5.00% (b)         1.00% (c)
Redemptions (as a percentage of the Offering Price)
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested         None              None
Distributions
---------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------------------
                                                            B SHARES         C SHARES
---------------------------------------------------------------------------------------------
Management Fees(d)                                            0.04%          0.04%
---------------------------------------------------------------------------------------------
Distribution (12b-1) Fee                                      0.75%          0.75%
---------------------------------------------------------------------------------------------
Other Expenses(e)                                             3.32%          3.32%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(f)                       4.11%          4.11%
---------------------------------------------------------------------------------------------

     (a) Certain dealers and financial intermediaries may charge a fee to process a purchase or sale of shares.

     (b) The contingent deferred sales charge ("CDSC") payable upon redemption of B Shares declines over time.

     (c) A CDSC of up to 1% may be imposed on certain redemptions of C Shares. The CDSC applies to redemptions of C Shares within 12 months of your original purchase of a Henderson Global Fund.

     (d) Management fees will decrease on a breakpoint schedule as assets increase. Please see "Management of the Fund" for the breakpoints.

     (e) Other expenses include shareholder service fees of 0.25% with respect to B Shares and C Shares and are based on estimated amounts for the current fiscal year.

     (f) Administrator has voluntarily agreed to waive certain fees and reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.65% for B Shares and C Shares. These waivers and reimbursements may be reduced, increased, or eliminated at any time. In addition, the Distributor has agreed to voluntarily waive fees, with respect to B Shares and C Shares, when necessary to keep the Fund's yield above 0.00%. This agreement may be modified or discontinued at any time.

EXAMPLE OF EXPENSES

     The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in one of the Fund's classes and then redeem all of your shares at the end of those periods (paying the relevant contingent deferred sales charge for B Shares and C Shares). The example also assumes that your investment has a 5% annual return that the Fund's total annual operating expenses remain as stated in the table above and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                         B SHARES                C SHARES
--------------------------------------------------------------------------------

           1 YEAR                            $913                       $513
           3 YEARS                          1,651                      1,251
           5 YEARS                          2,303                      2,103
           10 YEARS                         4,301                      4,301


     You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

--------------------------------------------------------------------------------
                                         B SHARES                C SHARES
--------------------------------------------------------------------------------

           1 YEAR                             $413                      $413
           3 YEARS                           1,251                     1,251
           5 YEARS                           2,103                     2,103
           10 YEARS                          4,301                     4,301

MANAGEMENT OF THE FUND

The Fund is a series of Monarch Funds (the "Trust"), an open-end, management investment company. The business of the Trust and of the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information about the Board and the Trust's executive officers may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Adviser of the Fund is Forum Investment Advisors, LLC, Two Portland Square, Portland, ME 04101. The Adviser is a privately owned company controlled by John
Y. Keffer. The Adviser makes investment decisions for the Fund. In addition to the Fund, the Adviser manages three other money market funds.

The Adviser receives an advisory fee equal to 0.06% for the first $200 million in combined net assets of the Fund and two other money market funds, 0.04% of the next $300 million in combined net assets and 0.03% of the remaining combined net assets.

OTHER SERVICE PROVIDERS

Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration and portfolio accounting services to the Fund. Citigroup and other entities acting on behalf of the Fund also provide transfer agency services to the Fund (referred to herein as the "Transfer Agent").

The distributor (principal underwriter) of the Fund acts as the Fund's representative in connection with the offering of Fund Shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The distributor is not affiliated with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and any other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's performance and its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

DESCRIPTION OF SHARE CLASSES

The Fund offers B Shares and C Shares through this prospectus. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. The share classes have different levels of ongoing operating expenses, as illustrated in the following tables. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences between the Classes of shares:

B SHARES

     o Higher annual expenses than Investor Shares. o A CDSC on shares you sell within six years of purchase.

     o Automatic conversion to Investor Shares approximately eight years after issuance, thus reducing future annual expenses.

     o B Shares pay distribution and service fees up to a maximum of 1.00% of net assets annually.

     o    CDSC is waived for certain types of redemptions.

C SHARES

     o A 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter.

     o    Shares do not convert to another Class.

     o    Higher annual expenses than Investor Shares.

     o    C Shares pay distribution and service fees up to a maximum of 1.00% of
          net  assets   annually.

     o    CDSC is waived for certain types of redemptions.

Factors you should consider in choosing a Class of shares include:

     o    How long you expect to own the shares;

     o    How much you intend to invest;

     o    Total expenses associated with owning shares of each Class;

     o    Whether you qualify for any reduction or waiver of sales charges;

     o    Whether you plan to take any distributions in the near future;

     o    Availability of share Classes; and

     o    How share Classes affect payments to your financial adviser.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share Class is best for you.


Please  see  the  heading   "Contingent   Deferred   Sales   Charge"  for  other
considerations concerning the calculation of the CDSC that apply to B Shares and C Shares.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

APPLICABLE SALES CHARGE - B SHARES

A CDSC will be deducted from your redemption proceeds if you redeem your shares within six years of purchase. The CDSC schedule for B Shares is set forth under "Contingent Deferred Sales Charge."

If you exchange B Shares of the Fund for Class B shares of a Henderson Global Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.

CONVERSION FEATURE - B SHARES

     o B Shares of the Fund automatically convert to Investor Shares of the Fund eight years after you originally acquired such shares from a Henderson Global Fund. See the CDSC Aging Schedule under "Contingent Deferred Sales Charge."

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Investor Shares, which will increase your investment return compared to the B Shares.

     o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     o The dollar value of Investor Shares you receive will equal the dollar value of the B Shares converted.

The Board of Trustees may suspend the automatic conversion of B shares to Investor Shares for legal reasons or due to the exercise of its fiduciary duty.

APPLICABLE SALES CHARGE - C SHARES

A 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

If you exchange C Shares of the Fund for Class C shares of a Henderson Global Fund, or vice versa, your holding period will be calculated from the time of your original purchase of the shares and will include the time that shares are held in the Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

     o    B Shares within six years of purchase; or

     o    C Shares within twelve months of purchase.

The CDSC payable upon redemption of C Shares is 1.00%. The CDSC schedule for B Shares is set forth as follows:

     YEARS SINCE PURCHASE                 CDSC
     --------------------                 ----
     First................................5.00%
     Second...............................4.00%
     Third................................4.00%
     Fourth...............................3.00%
     Fifth................................2.00%
     Sixth................................1.00%
     Seventh and thereafter...............0.00%

The CDSC is calculated based on the original NAV at the time of your original investment in a Henderson Global Fund. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class B shares or Class C shares of a Henderson Global Fund which you may have exchanged for B or C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of a Henderson Global Fund from the date you acquired the original shares of the other Fund and will include the time that shares are held in the Fund.

For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000; 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share which is the original purchase price. Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 4.00% (the applicable rate in the third year after purchase).

CDSC WAIVERS

The Fund will waive the CDSC payable upon redemptions of shares for:

     o death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability

     o benefit payments under retirement plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under retirement plans

     o minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

     o withdrawals under the Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

CDSC AGING SCHEDULE

As discussed above, certain investments in B Shares and C Shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of B Shares or C Shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Agreement under which the Fund pays the administrator 0.25% of the average daily net assets of each of B Shares and C Shares for the servicing of shareholder accounts. Because B Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service
Agreement to the Adviser or other financial institutions that provide distribution and shareholder services with respect to B Shares and C Shares including Henderson.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

You may purchase, exchange and redeem B Shares and C Shares of the Fund in the manner described below. B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs."

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share ("NAV") next calculated after the Transfer Agent receives your request in proper form. Investments are not accepted or invested by the Fund during the period before the receipt of funds on deposit at a Federal Reserve Bank ("Federal Funds").

Shares become entitled to receive distributions on the day following purchase if the order and payment are received in proper form by the Transfer Agent by 4:00 p.m. Eastern time.


On days that the Bond Market Association recommends an early close of the government securities markets or that those markets or the Federal Reserve Bank of San Francisco closes early (typically on the business day preceding a Federal holiday), the Trust may advance the time by which completed purchase and redemption orders must be received.


WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of 1:00 p.m., Pacific Time (4:00 p.m., Eastern Time) on each weekday except on Federal holidays and other days that the Federal Reserve Bank of San Francisco is closed, which includes Columbus Day and Veterans Day. The time at which an NAV is calculated may change in case of an emergency. In order to maintain a stable NAV of $1.00 per share, the Fund values the securities in its portfolio on an amortized cost basis. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the New York Stock Exchange ("NYSE") or Federal Reserve Bank are closed.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a financial institution, the policies and fees charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements. Consult a representative of your financial institution for more information.

HOW TO PURCHASE SHARES

INITIAL PURCHASE

INVESTMENT MINIMUMS:

--------------------------------------------------------------------------------
                                 Minimum to Open         Minimum
Type of Account                    An Account*           Balance
--------------------------------------------------------------------------------
Regular                                $500               $500
--------------------------------------------------------------------------------
IRA and Roth IRA                       $500               $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account
(Educational IRA)                      $500               $500
--------------------------------------------------------------------------------
Automatic Investment Plan              $500               $500
--------------------------------------------------------------------------------

     * B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion.

The Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may avoid this by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund. The Fund reserves the right to liquidate your account regardless of size. The Fund also reserves the right to waive any investment minimum.

OPENING YOUR ACCOUNT

B Shares and C Shares are only available for purchase from an exchange of the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You can open a new account in any of the following ways:

     o FINANCIAL ADVISER. You can establish an account by having your financial adviser process your exchange.

     o    Current shareholders may open a new identically registered account by:

     o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from a Henderson Fund account to establish a new account.

     o    WIRE. Call 866.343.6337 to arrange for this transaction:

                       State Street Bank and Trust Company
                       Attn:  Mutual Funds
                       Boston, MA 02110
                       ABA # 0110-0002-8
                       Attn:  Henderson Global Funds
                       Deposit DDA #9905-541-0
                       FBO:  (please specify the Fund name,
                       account number and name(s) on
                       account)

Generally, the Fund does not accept investments from non-U.S. residents.

ADDING TO YOUR ACCOUNT

B Shares and C Shares are only available for purchase by exchange from the same class of a Henderson Global Fund through dealers authorized by Henderson at its sole discretion. You cannot purchase B Shares or C Shares directly.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the Henderson Global Funds. For a list of funds available for exchange, you may call the Transfer Agent. Not all funds or classes available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding funds and classes availability for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). New accounts opened through an exchange will be assigned the same shareholder privileges as the initial account. You may exchange your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

You can exchange your shares for shares of the same class of certain Henderson Global Funds at NAV by having your financial adviser process your exchange request or by contacting shareholder services directly. Please note that a share exchange is a taxable event. To be eligible for exchange, shares of the Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase ($50 for subsequent exchanges made under the automatic exchange plan and telephone exchange). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. The Fund will not be available for exchanges to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank are closed.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends out your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

The Fund declares dividends daily and makes payments on the last business day of each month. Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.

The Fund will not be available for redemptions to or from the Henderson Global Funds on any day when either the NYSE or Federal Reserve Bank are closed. Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

     o BY TELEPHONE. You can call shareholder services at 866.343.6337 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

     o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of the Fund, your account number and the number of shares or dollar amount to be sold. MAIL TO:

REGULAR MAIL

         Henderson Global Funds
         PO Box 8391
         Boston, MA 02266-8391

     o BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application.

NOTE: IF AN ADDRESS CHANGE HAS OCCURRED WITHIN 30 DAYS OF THE REDEMPTION, A SIGNATURE GUARANTEE WILL BE REQUIRED.

SIGNATURE GUARANTEE / ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days

     o You want the check made payable to someone other than the account owner

     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o You may want your redemption proceeds wired to an account other than your account of record

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)

OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Fund does not accept third party checks, money orders, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

An exchange request involves either a request to purchase or redeem shares of the Fund. When the Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

CUSTOMER IDENTITY VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your exchange will be rejected. If your exchange is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may delegate some or all of its responsibilities with respect to customer identification to third party service providers. Shares of the Fund are only available for purchase by exchange from shares of a Henderson Global Fund and any such customer identification will be conducted by the Henderson Global Fund at the time the account is initially established.

The Fund may reject your exchange under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

ANTI-MONEY LAUNDERING PROGRAM. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the

Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

EXCESSIVE TRADING PRACTICES. While the Fund can expect more frequent purchases and redemptions than other types of funds, short-term or excessive trading (market timing) is discouraged. The Fund will seek to detect and deter market timing and reserves the right to reject or restrict any purchase order (including exchanges) from an investor.

IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has elected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     o Dividend and capital gain distributions reinvested in additional shares (THIS OPTION WILL BE ASSIGNED IF NO OTHER OPTION IS SPECIFIED);

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares;

     o    Dividend and capital gain distributions in cash; or

     o Dividend and capital gain distributions reinvested in additional shares of a Henderson Global Fund of your choice.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date. See "Other Information - Undeliverable Distributions." Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS

For your convenience, the following purchase and redemption programs are made available to you with respect to B Shares and C Shares, without extra charge:

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in the Fund for shares of the same Class of shares of a Henderson Global Fund. You may make exchanges of at least $50 with any of the Henderson Global Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of a Henderson Global Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same Class of a Henderson Global Fund.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the fourth and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. For B Shares and C Shares, you can receive up to 10% of the value of your account without incurring a CDSC charge in any one year (measured at the time you establish this plan). You may incur the CDSC (if applicable) when your shares are redeemed under this plan. You may terminate the Plan at any time on five business days' notice.

OTHER INFORMATION

ADDITIONAL INVESTMENT POLICIES

The Fund operates in accordance with Rule 2a-7 under the Investment  Company Act
of  1940.   All   restrictions   relating  to  maturity,   credit   quality  and
diversification are interpreted in accordance with that rule.

The Fund may hold cash in any amount. The Fund may also invest in other money market mutual funds that have substantially similar investment policies.

Securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The Fund limits these securities to those with an interest rate that is adjusted based solely on a single short-term rate or index, such as the Prime Rate.

DISTRIBUTIONS

The Fund declares distributions from its net investment income daily and pays those distributions monthly. In addition, the Fund pays capital gain distributions, if any, at least annually. Shares become entitled to receive distributions on the day following purchase if the order and payment are received in proper form by the Transfer Agent by 4:00 p.m. Eastern time.

Shareholders that redeem their shares prior to month end will only receive the value of their account at the time of redemption. Any accrued dividends earned will be paid on the last business day of the month.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

See "Distribution Options" above for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions.

TAX CONSIDERATIONS

The Fund intends to operate in a manner that will not make it liable for Federal income or excise tax.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. The Fund expects that its distributions will primarily consist of net investment income. Distributions may also be subject to certain state and local taxes.

The Fund will send you information about the income tax status of distributions paid during the year shortly after the end of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES

The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the performance of the Fund's Investor Shares. Data for the Fund's B Shares and C Shares are not included in the table as B Shares and C Shares had not commenced operations prior to the date of this Prospectus. Total return in the table represents the rate an investor would have earned on an investment in the Fund's Investor Shares (assuming the reinvestment of all distributions). The information in the table for the six months ended February 29, 2004 is unaudited. The information in the table for the fiscal years ended August 31, 1999 through August 31, 2003 have been audited by KPMG LLP. The Fund's financial statements are included in the annual report, which is available upon request, without charge.

                                       SELECTED DATA FOR A SINGLE SHARE
                                 ------------------------------------------



                           BEGINNING                                          DISTRIBUTIONS    DISTRIBUTIONS
   YEAR ENDED              NET ASSET          NET           NET REALIZED        FROM NET        FROM NET
    AUGUST 31,             VALUE PER       INVESTMENT         GAIN ON          INVESTMENT       REALIZED
(EXCEPT AS NOTED)            SHARE           INCOME         INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------
DAILY ASSETS CASH FUND
INVESTORS SHARES
  Six Months Ended
  February 20, 2004          $1.00           $ -- (d)          $ -- (d)          $ -- (d)         $ --
        2003                  1.00            0.01               --              (0.01)             --
        2002                  1.00            0.01               --              (0.01)             --
        2001                  1.00            0.05               --              (0.05)             --
        2000                  1.00            0.05               --              (0.05)             --
        1999                  1.00            0.04               --              (0.04)             --

     (a)  All ratios for periods of less than one year are annualized.
     (b)  Not annualized
     (c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
     (d)  Less than $0.01 per share.

                                       RATIOS/SUPPLEMENTAL DATA
                                 -----------------------------------

                                                               RATIOS TO
                                                        AVERAGE NET ASSETS (E)
                                                        ----------------------

                               NET ASSETS
  ENDING                         AT END
NET ASSET                       OF PERIOD                        NET
  VALUE          TOTAL           (OOO'S            NET        INVESTMENT        GROSS
PER SHARE       RETURN          OMITTED)         EXPENSES       INCOME        EXPENSES (C)
------------------------------------------------------------------------------------------



  $1.00          0.15%          $261,305          0.84%          0.29%          0.86%
   1.00          0.64%           303,389          0.84%          0.68%          0.86%
   1.00          1.48%           646,285          0.83%          1.51%          0.83%
   1.00          4.85%           791,138          0.82%          4.78%          0.82%
   1.00          5.38%           994,191          0.83%          5.40%          0.85%

MORE  INFORMATION  ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST,  INCLUDING THE
FOLLOWING:

ANNUAL / SEMI-ANNUAL REPORTS
You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE

Call 866.343.6337 for shareholder services or 866.443.6337 for other services

BY MAIL
Write to:
Henderson Global Funds
P.O. Box 8391 Boston, MA 02266-8391

BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
c/o Henderson Global Funds
66 Brooks Drive, Suite 8391
Braintree, MA 02184
866.343.6337

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's EDGAR Database on its Web site at www.sec.gov.

                    Investment Company Act File No. 811-6742